GMACM MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-AR2

                                 GMAC MORTGAGE


                             PRELIMINARY TERM SHEETS



                                 $[345,308,000]
                      (APPROXIMATE TOTAL NOTIONAL BALANCE)


                            CLASS X-II & CLASS X-III


                    Residential Asset Mortgage Products, Inc.
                                    DEPOSITOR

                            GMAC Mortgage Corporation
                               SELLER AND SERVICER



                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                         DATE PREPARED: OCTOBER [30], 2003



            GMACM MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-AR2
                                 $[345,308,000]
           (APPROXIMATE NOTIONAL BALANCE, SUBJECT TO +/- 10% VARIANCE)
                          PUBLICLY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

========== ================= ================= ================== =========== ================== ===============
                                WAL (YRS)      PMT WINDOW (MTHS)
                             AUCT, WAVG ROLL      AUCT, WAVG                                        EXPECTED
           PRINCIPAL AMOUNT        OR               ROLL OR        INTEREST                         RATINGS
  CLASS     (APPROX.) (1)      CALL/ MAT(2)      CALL/ MAT(2)     RATE TYPE     TRANCHE TYPE      S&P/MOODY'S
  -----     -------------      ------------      ------------     ---------     ------------      -----------
  X-II        Notional(3)          N/A                N/A            (5)     Senior Interest Only   [AAA/Aaa]
  X-III       Notional(4)          N/A                N/A            (6)     Senior Interest Only   [AAA/Aaa]

---------- ----------------- ----------------- ------------------ ----------- ------------------ ---------------
 A-I-1        $[69,548,000]     2.06/4.02         1-34/1-355      Variable(7)      Senior          [AAA/Aaa]
 A-II-1       $[83,880,000]      1.17/NA            1-30/NA       Floater(8)       Senior          [AAA/Aaa]
 A-II-2       $[21,745,000]      3.00/NA           30-42/NA       Variable(9)      Senior          [AAA/Aaa]
 A-II-3       $[19,600,000]      4.09/NA           42-57/NA       Variable(9)      Senior          [AAA/Aaa]
 A-II-4       $[59,721,000]      4.76/NA           57-57/NA       Variable(9)      Senior          [AAA/Aaa]
 A-III-1      $[73,970,000]      1.17/NA            1-30/NA       Floater(10)      Senior          [AAA/Aaa]
 A-III-2      $[18,815,000]      3.00/NA           30-42/NA       Variable(11)     Senior          [AAA/Aaa]
 A-III-3      $[14,682,000]      4.00/NA           42-54/NA       Variable(11)     Senior          [AAA/Aaa]
 A-III-4      $[22,614,000]      5.56/NA           54-81/NA       Variable(11)     Senior          [AAA/Aaa]
 A-III-5      $[30,281,000]      6.76/NA           81-81/NA       Variable(11)     Senior          [AAA/Aaa]
 A-IV-1      $[167,741,000]     3.94/4.35         1-117/1-358     Variable(12)     Senior          [AAA/Aaa]
---------- ----------------- ----------------- ------------------ ----------- ------------------ ---------------
    R                  $100                                                    Senior/Residual     [AAA/Aaa]
                                           Not Offered Hereby
   M-1         $[6,298,000]                                                      Subordinate        [AA/Aa2]
   M-2         $[4,799,000]                                                      Subordinate         [A/A2]
   M-3         $[2,699,000]                                                      Subordinate       [BBB/Baa2]
---------- ----------------- ------------------------------------------------ ------------------ ---------------
   B-1         $[1,198,000]                                                      Subordinate        [BB/Ba2]
                                     Privately Offered Certificates
   B-2           $[898,000]                                                      Subordinate         [B/B2]
   B-3         $[1,510,900]                                                      Subordinate           NR
========== ================= ================================================ ================== ===============
 TOTAL:      $[600,000,000]

(1) Distributions on the Class A-I-1 Certificates will be primarily derived from the Group I adjustable rate Mortgage Loans. Distributions on the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates will be primarily derived from the Group II adjustable rate Mortgage Loans. Distributions on the Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates will be primarily derived from the Group III adjustable rate Mortgage Loans. Distributions on the Class A-IV-1 Certificates will be primarily derived from the Group IV adjustable rate Mortgage Loans (See "Mortgage Loans" herein). Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

                             RBS Greenwich Capital

(2) This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement. WAL and Payment Window for the Class A-I-1 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity. WAL and Payment Windows for the Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates are shown to the Auction Distribution Date (as described herein). WAL and Payment Window for the Class A-IV-1 Certificates are shown to the Optional Call Date (as defined herein) and to maturity.

(3) On each Distribution Date on or prior to the Distribution Date in [August 2008], the Notional Amount of the Class X-II Certificates will be equal to the aggregate principal balance of the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates. On the Closing Date, the Notional Amount of the Class X-II Certificates will be equal to approximately $[184,946,000]. On each Distribution Date after the Distribution Date in [August 2008], the Notional Amount of the Class X-II will be equal to zero. The Class X-II Certificates will accrue interest on its related Notional Amount and will not be entitled to any payment of principal.

(4) On each Distribution Date on or prior to the Distribution Date in [August 2010], the Notional Amount of the Class X-III Certificates will be equal to the aggregate principal balance of the Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates. On the Closing Date, the Notional Amount of the Class X-III Certificates will be equal to approximately $[160,362,000]. On each Distribution Date after the Distribution Date in [August 2010], the Notional Amount of the Class X-III will be equal to zero. The Class X-III Certificates will accrue interest on its related Notional Amount and will not be entitled to any payment of principal.

(5) The Class X-II Certificates will accrue, based on its Notional Balance, as described above, up to and including the Distribution Date in [August 2008], at a variable rate equal to the excess, if any, of (i) the weighted average pass-through rate of the Group II Mortgage Loans over (ii) the weighted average pass-through rate of the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, adjusted for the related interest accrual period. After the Distribution Date in [August 2008], the Class X-II Certificates will not accrue any interest.

(6) The Class X-III Certificates will accrue, based on its Notional Balance, as described above, up to and including the Distribution Date in [August 2010], at a variable rate equal to the excess, if any, of (i) the weighted average pass-through rate of the Group III Mortgage Loans over (ii) the weighted average pass-through rate of the Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates, adjusted for the related interest accrual period. After the Distribution Date in [August 2010], the Class X-III Certificates will not accrue any interest.

(7) For every Distribution Date, the interest rate for the Class A-I-1 Certificates will be equal to the Net WAC Rate of the Group I Mortgage Loans.

(8) For every Distribution Date on or prior to the Auction Distribution Date, the interest rate for the Class A-II-1 Certificates will be equal to One-Month LIBOR plus a margin, subject to the lesser of (i) the Group II Net WAC Cap (as described herein) and (ii) [10.00]%. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A-II-1 Certificates will be equal to the Net WAC Rate of the Group II Mortgage Loans (adjusted for an act/360 basis).

(9) For every Distribution Date on or prior to the Auction Distribution Date, the interest rate for each of the Class A-II-2, Class A-II-3 and Class A-II-4 Certificates will be equal to the lesser of (a) the specified fixed interest rate for each Class of Certificates and (b) the Net WAC Rate of the Group II Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A-II-2, Class A-II-3 and Class A-II-4 Certificates will be equal to the Net WAC Rate of the Group II Mortgage Loans.

(10) For every Distribution Date on or prior to the Auction Distribution Date, the interest rate for the Class A-III-1 Certificates will be equal to One-Month LIBOR plus a margin, subject to the lesser of (i) the Group III Net WAC Cap (as described herein) and (ii) [10.00]%. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A-III-1 Certificates will be equal to the Net WAC Rate of the Group III Mortgage Loans (adjusted for an act/360 basis).

(11) For every Distribution Date on or prior to the Auction Distribution Date, the interest rate for each of the Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates will be equal to the lesser of (a) the specified fixed interest rate for each Class of Certificates and (b) the Net WAC Rate of the Group III Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates will be equal to the Net WAC Rate of the Group III Mortgage Loans.

(12) For every Distribution Date, the interest rate for each of the Class A-IV-1 Certificates will be equal to the Net WAC Rate of the Group IV Mortgage Loans.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Depositor: Residential Asset Mortgage Products, Inc.

Seller and Servicer: GMAC Mortgage Corporation ("GMACM").

Lead Manager: Greenwich Capital Markets, Inc.

Co-Managers: GMAC Commercial Holding Capital Markets Corp. Bear Stearns Co. Inc.

Trustee: Bank One, National Association.

Rating Agencies:  S&P and Moody's will rate the  Certificates,  except the Class
     B-3 Certificates. The Class B-3 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date: November 1, 2003.

Statistical Cut-off Date: Actual balances as of October 14, 2003.


Expected Pricing Date: November [4], 2003.

Closing Date: On or about November 17, 2003.

Distribution Date: The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2003.

Servicing Fee: 0.375% per annum of the principal balance of each Mortgage Loan.

Certificates:  The Class X-II and Class X-III  Certificates  (collectively,  the
     "CLASS X CERTIFICATES" or the "OFFERED CERTIFICATES") are being offered publicly.

     The "SENIOR CERTIFICATES" will consist of the Class A-I-1, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4, Class A-III-5 and Class A-IV-1 Certificates (collectively the "CLASS A CERTIFICATES"), the Class X Certificates and Class R Certificate. The Class M-1, Class M-2 and Class M-3 Certificates will be referred to herein as the "CLASS M CERTIFICATES" and the Class B-1, Class B-2, and Class B-3 Certificates will be referred to herein as the "CLASS B CERTIFICATES," together with the Class M Certificates, the "SUBORDINATE CERTIFICATES." The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES."

Accrued  Interest:  The price to be paid by  investors  for the  Class X,  Class
     A-I-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-2, Class A-III-3, Class A-III-4, Class A-III-5 and Class A-IV-1 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([16] days). The price to be paid by investors for the Class A-II-1 and Class A-III-1 Certificates will not include accrued interest (settling flat).



                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Interest Accrual Period:  The interest  accrual period with respect to the Class
     X, Class A-I-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-2, Class A-III-3, Class A-III-4, Class A-III-5 and Class A-IV-1 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

     The interest accrual period with respect to the Class A-II-1 and Class A-III-1 Certificates for a given Distribution Date will be the period beginning on the 19th day of the prior month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 18th day of the month of such distribution (on an actual/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment: It is anticipated that the Class X Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISAEligibility:  The Class X Certificates  are expected to be ERISA  eligible.
     Prospective investors should review with their legal advisors whether the purchase and holding of the Class x Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEATreatment: The Offered Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Auction Administrator: Bank One, National Association.

Auction Distribution  Date: The Distribution Date in [August 2008] for the Group
     II Mortgage Loans and the Distribution Date in [August 2010] for the Group III Mortgage Loans.

Mandatory Auction: Five business days prior to the Auction Distribution Date, the Auction Administrator will auction each of the Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

     The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:  Greenwich  Capital  Derivatives,  Inc.  The  Royal  Bank  of
     Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA-" by S&P, "AA+" by Fitch and "Aa1" by Moody's.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Auction Price: The price at which the Auction Administrator sells each of the Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates to the third-party investors.

Par Price: With respect to each of the Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates, the sum of (i) the principal balance of the related Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date allocable to each such Class of Certificates and (ii) accrued interest on such Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates from the first day of the month in which the Auction
     Distribution  Date occurs,  up to but  excluding  the Auction  Distribution
     Date.

     With respect to the Class A-II-1 and Class A-III-1 Certificates, the principal balance of the Class A-II-1 and Class A-III-1 Certificates, after reducing the principal balance thereof by principal distributions and losses on the Auction Distribution Date allocable to the Class A-II-1 and Class A-III-1 Certificates.

Optional Termination: The terms of the transaction allow for a termination of the Certificates which termination may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OPTIONAL CALL DATE").

Weighted Average Roll Date:  The Weighted  Average Roll Date with respect to the
     Group I Mortgage Loans is the Distribution Date in [September 2006].

Pricing Prepayment Speed: The Class A Certificates will be priced to a prepayment speed of [20]% CPR.

Statistical Mortgage Loans:  Collectively,  the Group I, Group II, Group III and
     Group IV Mortgage Loans will be referred to as the "MORTGAGE LOANS". The aggregate principal balance of the Mortgage Loans as of the Statistical Cut-off Date is approximately $[541,890,297].

     AS A  RESULT  OF  SCHEDULED  AND  UNSCHEDULED  PRINCIPAL  PAYMENTS  AND THE
     CONTRIBUTION OF ADDITIONAL MORTGAGE LOANS AS DESCRIBED BELOW, ON THE CLOSING DATE THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IS EXPECTED TO BE APPROXIMATELY $[600,000,000], SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10%.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


GroupI Mortgage Loans: As of the Statistical Cut-off Date, the aggregate principal balance of the Group I mortgage loans described herein (the "Group I Mortgage Loans") is approximately $[64,689,032]. The Group I
     Mortgage Loans are adjustable rate mortgage loans, all of which have initial rate adjustments occurring approximately 3 years after the date of origination of each mortgage loan. Each of the Group I Mortgage Loans has an original term to maturity of 10, 15 or 30 years. The Group I Mortgage Loans are secured by first liens on residential properties. See the attached preliminary collateral information. As of the Cut-off Date it is expected that the aggregate principal balance of the Group I Mortgage Loans will be approximately $[71,625,972].

GroupII Mortgage Loans: As of the Statistical Cut-off Date, the aggregate principal balance of the Group II mortgage loans described herein (the "Group II Mortgage Loans") is approximately $[172,023,265]. The Group II Mortgage Loans are adjustable rate mortgage loans, all of which have initial rate adjustments occurring approximately 5 years after the date of origination of each mortgage loan. A portion of the Group II Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the term of their initial fixed rate period. Thereafter, such Mortgage Loans will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loan over its remaining term. Each of the Group II Mortgage Loans has an original term to maturity of 10, 15, 20 or 30 years. The Group II Mortgage Loans are secured by first liens on residential properties. See the attached preliminary collateral information. As of the Cut-off Date it is expected that the aggregate principal balance of the Group II Mortgage Loans will be approximately $[190,470,210].

GroupIII Mortgage Loans: As of the Statistical Cut-off Date, the aggregate principal balance of the Group III mortgage loans described herein (the "Group III Mortgage Loans") is approximately $[149,157,223]. The Group III Mortgage Loans are adjustable rate mortgage loans, all of which have initial rate adjustments occurring approximately 7 years after the date of origination of each mortgage loan. Each of the Group III Mortgage Loans has an original term to maturity of 15 or 30 years. The Group III Mortgage Loans are secured by first liens on residential properties. See the attached preliminary collateral information. As of the Cut-off Date it is expected that the aggregate principal balance of the Group III Mortgage Loans will be approximately $[165,152,126].


                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


GroupIV Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the Group IV mortgage loans described herein (the "Group IV Mortgage Loans") is approximately $[156,020,775]. The Group IV Mortgage Loans are adjustable rate mortgage loans with initial rate adjustments occurring approximately 10 years after the date of origination of each mortgage loan. Each of the Group IV Mortgage Loans has an original term to maturity of 30 years. All of the Group IV Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the term of their initial fixed rate period. Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loan over its remaining term. The Group IV Mortgage Loans are secured by first liens on residential properties. See the attached preliminary collateral information. As of the Cut-off Date it is expected that the aggregate principal balance of the Group IV Mortgage Loans will be approximately $[172,751,692].

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

     Credit enhancement for the Senior Certificates will consist of the subordination of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [2.90]% total subordination.

Shifting Interest:  Until the first  Distribution  Date occurring after November
     2008, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

     The prepayment percentages on the Subordinate Certificates are as follows:

     PERIODS:                                UNSCHEDULED PRINCIPAL PAYMENTS (%)
     --------                                ----------------------------------
     December 2003 - November 2008             0% Pro Rata Share
     December 2008 - November 2009            30% Pro Rata Share
     December 2009 - November 2010            40% Pro Rata Share
     December 2010 - November 2011            60% Pro Rata Share
     December 2011 - November 2012            80% Pro Rata Share
     December 2012 and after                  100% Pro Rata Share

     Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in December 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

     Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.


                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Allocation of Realized Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Class B Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class M Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and third, to the related Senior Certificates pro rata, if applicable, (other than the Class X Certificates) until their class principal balances have been reduced to zero.

     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, on a pro rata basis, to the related Class A Certificates (pro rata if applicable), and the related component of the Subordinate Certificates.

Net WAC Rate: The "NET WAC RATE" for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans. The "NET MORTGAGE RATE" with respect to each mortgage loan is equal to the loan rate less the related servicing fee rate.

GroupII Net WAC Cap: The Net WAC Rate for Loan Group II, adjusted for an actual/360 basis.

GroupIII Net WAC Cap: The Net WAC Rate for Loan Group III, adjusted for an actual/360 basis.

GroupII  Carryover  Shortfall  Amount:  On or prior to the Auction  Distribution
     Date, the Class A-II-1 Certificates will have an interest rate equal to LIBOR plus a margin, subject to the lesser of (i) the Group II Net WAC Cap and (ii) [10.00]%. After the Auction Distribution Date, the Class A-II-1 Certificates will have an interest rate equal to the Group II Net WAC Cap.

     If on any Distribution Date, the Certificate Interest Rate of the Class A-II-1 Certificates is subject to the Group II Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of
     (i) the excess of (a) interest accrued at the Class A-II-1 Certificate Interest Rate (without giving effect to the Group II Net WAC Cap, but only up to [10.00]%) over (b) the amount of interest received on such Certificates based on the Group II Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Class A-II-1 Certificate Interest Rate without giving effect to the Group II Net WAC Cap, but only up to [10.00]%) (together, the "GROUP II CARRYOVER SHORTFALL AMOUNT") from any excess interest available after priority 1 through 3 in "Certificates Priority of Distributions" herein. Any Carryover Shortfall Amount will be paid on such Distribution Date or future Distribution Dates solely from such amounts of excess interest on the [related] Mortgage Loans.


                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


GroupIII Carryover  Shortfall  Amount:  On or prior to the Auction  Distribution
     Date, the Class A-III-1 Certificates will have an interest rate equal to LIBOR plus a margin, subject to the lesser of (i) the Group III Net WAC Cap and (ii) [10.00]%. After the Auction Distribution Date, the Class A-III-1 Certificates will have an interest rate equal to the Group III Net WAC Cap.

     If on any Distribution Date, the Certificate Interest Rate of the Class A-III-1 Certificates is subject to the Group III Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of
     (i) the excess of (a) interest accrued at the Class A-III-1 Certificate Interest Rate (without giving effect to the Group III Net WAC Cap, but only up to [10.00]%) over (b) the amount of interest received on such Certificates based on the Group III Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Class A-III-1 Certificate Interest Rate without giving effect to the Group III Net WAC Cap, but only up to [10.00]%) (together, the "GROUP III CARRYOVER SHORTFALL AMOUNT") from any excess interest available after priority 1 through 3 in "Certificates Priority of Distributions" herein. Any Carryover Shortfall Amount will be paid on such Distribution Date or future Distribution Dates solely from such amounts of excess interest on the [related] Mortgage Loans.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


GroupII  Yield   Maintenance   Agreement:   On  behalf   of  the  Class   A-II-1
     Certificates, an interest rate cap contract (the "GROUP II YIELD MAINTENANCE AGREEMENT") will be entered into between the trust and the cap counterparty. On any Distribution Date on or prior to [February 2008], the proceeds of the Group II Yield Maintenance Agreement will equal the product of (i) the Group II Yield Maintenance Agreement Notional Balance for such Distribution Date, (ii) the excess, if any, of one-month LIBOR (but in no event greater than [10.00]%) over the cap strike price (the "GROUP II YIELD MAINTENANCE AMOUNT") and (iii) a fraction, the numerator of which is the actual number of days in the related interest accrual period and the denominator of which is 360. For any Distribution Date on or prior to [February 2008], the proceeds from the Group II Yield Maintenance Agreement to benefit the Class A-II-1 Certificates will be determined on a notional balance ("GROUP II YIELD MAINTENANCE AGREEMENT NOTIONAL BALANCE") equal to the lesser of (i) the principal balance of the Class A-II-1 Certificates and (ii) the yield maintenance agreement scheduled notional balance, in each case, as of such Distribution Date. The last payment, if any, under the Group II Yield Maintenance Agreement will be on the Distribution Date in [February 2008].

-----------------------------------------------------------------------------------------------
                   ACTUAL/360                     ACTUAL/360                     ACTUAL/360
                  CLASS A-II-1                   CLASS A-II-1                   CLASS A-II-1
  DISTRIBUTION      AVAILABLE     DISTRIBUTION     AVAILABLE     DISTRIBUTION     AVAILABLE
     PERIOD         FUNDS CAP        PERIOD        FUNDS CAP        PERIOD        FUNDS CAP
                 SCHEDULE(1)(2)                 SCHEDULE(1)(2)                 SCHEDULE(1)(2)
-----------------------------------------------------------------------------------------------
       1             10.00%            19           10.00%            37           10.00%
       2             10.00%            20           10.00%            38           10.00%
       3             10.00%            21           10.00%            39           10.00%
       4             10.00%            22           10.00%            40           10.00%
       5             10.00%            23           10.00%            41           10.00%
       6             10.00%            24           10.00%            42           10.00%
       7             10.00%            25           10.00%            43           10.00%
       8             10.00%            26           10.00%            44           10.00%
       9             10.00%            27           10.00%            45           10.00%
       10            10.00%            28           10.00%            46           10.00%
       11            10.00%            29           10.00%            47           10.00%
       12            10.00%            30           10.00%            48           10.00%
       13            10.00%            31           10.00%            49           10.00%
       14            10.00%            32           10.00%            50           10.00%
       15            10.00%            33           10.00%            51           10.00%
       16            10.00%            34           10.00%
       17            10.00%            35           10.00%
       18            10.00%            36           10.00%
-----------------------------------------------------------------------------------------------

(1) The Group II Available Funds Cap is calculated assuming current 1-Month LIBOR of [20.00]%, 12-Month LIBOR of [20.00]% and is run at the pricing speed of [20]% CPR to the maturity date. Includes proceeds from the Yield Maintenance Agreement.

(2) The Class A-II-1 Available Funds Cap = (Class A-II-1 Beg Balance * [lesser of (i) cap strike price and (ii) Group II Net WAC] + excess interest + Cap Cashflow) / Class A-II-1 Beginning Balance.


                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



GroupIII  Yield   Maintenance   Agreement:   On  behalf  of  the  Class  A-III-1
     Certificates, an interest rate cap contract (the "GROUP III YIELD MAINTENANCE AGREEMENT") will be entered into between the trust and the cap counterparty. On any Distribution Date on or prior to [January 2008], the proceeds of the Group III Yield Maintenance Agreement will equal the product of (i) the Group III Yield Maintenance Agreement Notional Balance for such Distribution Date, (ii) the excess, if any, of one-month LIBOR (but in no event greater than [10.00]%) over the cap strike price (the "GROUP III YIELD MAINTENANCE AMOUNT") and (iii) a fraction, the numerator of which is the actual number of days in the related interest accrual period and the denominator of which is 360. For any Distribution Date on or prior to [January 2008], the proceeds from the Group III Yield Maintenance Agreement to benefit the Class A-III-1 Certificates will be determined on a notional balance ("GROUP III YIELD MAINTENANCE AGREEMENT NOTIONAL BALANCE") equal to the lesser of (i) the principal balance of the Class A-III-1 Certificates and (ii) the yield maintenance agreement scheduled notional balance, in each case, as of such Distribution Date. The last payment, if any, under the Group III Yield Maintenance Agreement will be on the Distribution Date in [January 2008].


-----------------------------------------------------------------------------------------------
                   ACTUAL/360                     ACTUAL/360                     ACTUAL/360
                  CLASS A-III-1                  CLASS A-III-1                  CLASS A-III-1
  DISTRIBUTION      AVAILABLE     DISTRIBUTION     AVAILABLE     DISTRIBUTION     AVAILABLE
     PERIOD         FUNDS CAP        PERIOD        FUNDS CAP        PERIOD        FUNDS CAP
                 SCHEDULE(1)(2)                 SCHEDULE(1)(2)                 SCHEDULE(1)(2)
-----------------------------------------------------------------------------------------------
       1             10.00%            19           10.00%            37           10.00%
       2             10.00%            20           10.00%            38           10.00%
       3             10.00%            21           10.00%            39           10.00%
       4             10.00%            22           10.00%            40           10.00%
       5             10.00%            23           10.00%            41           10.00%
       6             10.00%            24           10.00%            42           10.00%
       7             10.00%            25           10.00%            43           10.00%
       8             10.00%            26           10.00%            44           10.00%
       9             10.00%            27           10.00%            45           10.00%
       10            10.00%            28           10.00%            46           10.00%
       11            10.00%            29           10.00%            47           10.00%
       12            10.00%            30           10.00%            48           10.00%
       13            10.00%            31           10.00%            49           10.00%
       14            10.00%            32           10.00%            50           10.00%
       15            10.00%            33           10.00%
       16            10.00%            34           10.00%
       17            10.00%            35           10.00%
       18            10.00%            36           10.00%
-----------------------------------------------------------------------------------------------

(1) The Group II Available Funds Cap is calculated assuming current 1-Month LIBOR of [20.00]%, 12-Month LIBOR of [20.00]% and is run at the pricing speed of [20]% CPR to the maturity date. Includes proceeds from the Yield Maintenance Agreement.

(2) The Class A-III-1 Available Funds Cap = (Class A-III-1 Beg Balance * [lesser of (i) cap strike price and (ii) Group III Net WAC] + excess interest + Cap Cashflow) / Class A-III-1 Beginning Balance.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, generally from the related loan group, provided however, that such amount distributable to the Class X-II and Class X-III Certificates be reduced by the Group II Carryover Shortfall Amount and Group III Carryover Shortfall Amount, respectively, if any;

2) Concurrently, to the Class A Certificates, principal allocable to such Class, generally from the related loan group as follows:

     i) Class A-I-1 Certificates, principal until the principal balance thereof has been reduced to zero, from the Group I Mortgage Loans;

     ii)  Class   A-II-1,   Class   A-II-2,   Class   A-II-3  and  Class  A-II-4
          Certificates, sequentially, principal until the principal balance thereof has been reduced to zero, from the Group II Mortgage Loans;

     iii) Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates, sequentially, principal until the principal balance thereof has been reduced to zero, from the Group III Mortgage Loans;

     iv) Class A-IV-1 Certificates, principal until the principal balance thereof has been reduced to zero, from the Group IV Mortgage Loans;

3) In certain limited circumstances described in the prospectus supplement, Senior Certificates from the unrelated Mortgage Loan group, principal to the extent not received from the related Mortgage Loan group;

4)   Concurrently, to the Class A-II-1 and Class A-III-1 Certificates:

     i) Class A-II-1 Certificates to pay the Group II Yield Maintenance Amount, if any and if applicable, and the Group II Carryover Shortfall Amount, if any, without duplication;

     ii) Class A-III-1 Certificates to pay the Group III Yield Maintenance Amount, if any and if applicable, and the Group III Carryover Shortfall Amount, if any, without duplication;

5) Class M-1, Class M-2 and Class M-3 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

6) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

7)   Class R Certificate, any remaining amount.


                             RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                             RBS Greenwich Capital